Exhibit (a)(1)(ii)
LETTER OF TRANSMITTAL
Offer to Convert
Any and All Outstanding
8.00% Senior Convertible Notes Due 2009
to Shares of Common Stock
Pursuant to the Amended and Restated Offering Circular dated August 9, 2005
CUSIP No. 876287 AC 7
CUSIP No. 876287 AE 3
TARRAGON CORPORATION

THE OFFER TO CONVERT HAS BEEN EXTENDED AND WILL NOW EXPIRE AT 5:00 P.M., NEW YORK
CITY TIME, ON AUGUST 23, 2005 (SUCH DATE AND TIME, AS IT MAY BE EXTENDED, THE
“EXPIRATION DATE”), UNLESS EXTENDED OR EARLIER TERMINATED. TENDERS MAY BE
WITHDRAWN PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.
The Conversion Agent for the Offer to Convert is:
U.S. Bank National Association

By Registered or Certified Mail:	By Regular Mail or Overnight Carrier:	In Person By Hand Only:
U.S. Bank National Association EP-MN-WS2N 60 Livingston Avenue St. Paul, MN 55107 Attn: Specialized Finance Dept.	U.S. Bank National Association EP-MN-WS2N 60 Livingston Avenue St. Paul, MN 55107 Attn: Specialized Finance Dept.	U.S. Bank National Association EP-MN-WS2N 60 Livingston Avenue St. Paul, MN 55107 Attn: Specialized Finance Dept.

By Facsimile:	To Confirm by Telephone:
(651) 495-8158	(800) 934-6802
     DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSIONS OF INSTRUCTIONS VIA FACSIMILE TRANSMISSION TO A NUMBER OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY TO THE CONVERSION AGENT. YOU MUST SIGN THIS LETTER OF TRANSMITTAL IN THE APPROPRIATE SPACE THEREFOR PROVIDED BELOW AND COMPLETE THE SUBSTITUTE FORM W-9 SET FORTH BELOW. PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.
     The undersigned hereby acknowledges that he or she has received the amended and restated offering circular, dated August 9, 2005 (the “Offering Circular”), of Tarragon Corporation, a Nevada corporation (the “Company”), and Letter of Transmittal (the “Letter of Transmittal”), which together constitute the Company’s offer (the “Offer to Convert”) to pay a cash premium, plus accrued and unpaid interest up to, but excluding, the Expiration Date, if holders of its outstanding 8.00% Senior Convertible Notes due 2009 (the “Convertible Notes”) agree to convert their Convertible Notes into shares of the Company’s common stock, $0.01 per value per share (the “Common Stock”), pursuant to the terms of the Convertible Notes and upon the terms and subject to the conditions described in the Offering Circular and this Letter of Transmittal.
     IF YOU DESIRE TO TENDER YOUR OUTSTANDING CONVERTIBLE NOTES FOR CONVERSION, YOU MUST VALIDLY TENDER (AND NOT PROPERLY WITHDRAW) YOUR CONVERTIBLE NOTES TO THE CONVERSION AGENT PRIOR TO THE EXPIRATION DATE.
     HOLDERS OF CONVERTIBLE NOTES ARE REQUIRED TO SUBMIT A NOTICE OF CONVERSION, THE FORM OF WHICH IS ATTACHED TO THE OFFERING CIRCULAR AS ANNEX A (THE “NOTICE OF CONVERSION”).

     The Company reserves the right, at any time or from time to time, to extend the Offer to Convert for any reason or no reason at all, in which event the term “Expiration Date” shall mean the latest time and date to which the Offer to Convert is extended. The Company shall notify the holders of the Convertible Notes of any extension by issuing a press release or another form of public announcement, with the announcement in the case of an extension to be issued no later than 9:00 a.m., New York City time, on the first business day after the previously scheduled Expiration Date of the Offer to Convert.
     This Letter of Transmittal is to be used by holders of Convertible Notes either if Convertible Notes are to be forwarded herewith or if Convertible Notes are to be tendered by book-entry transfer through Deposit Withdrawal at Custodian (“DWAC Withdrawal”) pursuant to the procedures set forth in “The Offer to Convert — Procedures for Tendering Convertible Notes” in the Offering Circular.
     Holders of Convertible Notes (i) whose certificates for the Convertible Notes are not immediately available or (ii) who cannot deliver their certificates for the Convertible Notes or complete the procedure for book-entry transfer through DWAC Withdrawal on a timely basis and deliver any other documents required by the Letter of Transmittal to U.S. Bank National Association (the “Conversion Agent”) prior to the Expiration Date, may tender their Convertible Notes according to the guaranteed delivery procedures set forth in “The Offer to Convert — Guaranteed Delivery Procedures” in the Offering Circular.
     The undersigned has completed, executed and delivered this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Offer to Convert. Your bank or broker can assist you in completing this form. The instructions included with this Letter of Transmittal must be followed.
     DELIVERY OF DOCUMENTS TO THE DEPOSITORY TRUST COMPANY (“DTC”) DOES NOT CONSTITUTE DELIVERY TO THE CONVERSION AGENT.

NOTE: SIGNATURES MUST BE PROVIDED BELOW
PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY
      The instructions included with this Letter of Transmittal must be followed. Questions and requests for assistance or for additional copies of the Offering Circular and this Letter of Transmittal, the Notice of Guaranteed Delivery and related documents may be directed to the Conversion Agent, at the address and telephone number set forth on the cover page of this Letter of Transmittal. See Instruction 8.
      Listed below are the Convertible Notes to which this Letter of Transmittal relates. If the space provided below is inadequate, list the certificate numbers and principal amount on a separate executed schedule and attach the schedule to this Letter of Transmittal. See Instruction 3.
      Tenders of Convertible Notes will be accepted for conversion only in principal amounts equal to $1,000 or integral multiples thereof. No alternative, conditional or contingent tenders will be accepted for conversion.
      HOLDERS OF CONVERTIBLE NOTES ARE REQUIRED TO VALIDLY COMPLETE AND SUBMIT A NOTICE OF CONVERSION PRIOR TO THE EXPIRATION DATE.
All Tendering Holders Complete this Box:
DESCRIPTION OF CONVERTIBLE NOTES TENDERED

Name(s) and address(es) of registered holder(s)	Convertible Notes Tendered
(Please fill in, if blank)	(attach additional schedule if necessary)
	Certificate	Aggregate Principal	Principal Amount
	Number(s)*	Amount	Tendered**

		$	$

	Total Amount	$	$
Tendered:

* Need not be completed by book-entry holders. Such holders should check appropriate box below and provide the requested information.
** Need not be completed if tendering for conversion of all Convertible Notes held. All Convertible Notes held shall be deemed tendered unless a lesser number is specified in this column. See Instruction 4.

(BOXES BELOW TO BE CHECKED BY ELIGIBLE INSTITUTIONS ONLY.
SEE INSTRUCTION 1)

METHOD OF DELIVERY

☐	CHECK HERE IF TENDERED CONVERTIBLE NOTES ARE ENCLOSED HEREWITH.

☐	CHECK HERE IF TENDERED CONVERTIBLE NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER THROUGH DWAC WITHDRAWAL AND COMPLETE THE FOLLOWING:

Name of Tendering Participant:

DTC Account Number:	Transaction Code Number:

☐	CHECK HERE AND ENCLOSE A PHOTOCOPY OF THE NOTICE OF GUARANTEED DELIVERY IF TENDERED CONVERTIBLE NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE CONVERSION AGENT AND COMPLETE THE FOLLOWING:

Name(s) of Registered Holder(s):

Window Ticket Number (if any):

Date of Notice of Guaranteed Delivery:

Institution Which Guaranteed Delivery:

If Guaranteed Delivery is to be made by book-entry transfer:

Name of Tendering Institution:

DTC Account Number:

Transaction Code Number:

NOTE: SIGNATURES MUST BE PROVIDED BELOW
PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY
Ladies and Gentlemen:
     Upon the terms and subject to the conditions of the Offer to Convert, the undersigned hereby tenders to the Company for conversion the above described principal amount of the Company’s outstanding Convertible Notes for the type of consideration provided by this Letter of Transmittal. The undersigned hereby acknowledges that tendering holders of Convertible Notes will be entitled to receive (1) 81.6993 shares of the Company’s Common Stock issuable upon conversion of the Convertible Notes in accordance with their terms, (2) $80 in cash for each $1,000 principal amount of Convertible Notes validly tendered for conversion and not properly withdrawn and (3) accrued and unpaid interest up to, but excluding, the Expiration Date, payable in cash (or $35 in cash in accrued and unpaid interest for each $1,000 principal amount of Convertible Notes assuming the Offer to Convert expires as scheduled on August 23, 2005) (the “Offer Consideration”), pursuant to the terms of the Convertible Notes and upon the terms and subject to the conditions described in the Offering Circular and this Letter of Transmittal. Subject to, and effective upon, the acceptance for conversion of the Convertible Notes tendered hereby, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to such Convertible Notes as are being tendered hereby.
     Capitalized terms used but not defined herein have the meaning given to them in the Offering Circular.
     The undersigned hereby represents and warrants that (i) the undersigned has full power and authority to tender, sell, assign and transfer the Convertible Notes tendered hereby and (ii) the Company will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim or right or restriction of any kind when the same are accepted by the Company.
     The undersigned further represents and warrants that the undersigned has read and agrees to all of the terms and conditions of the Offer to Convert. All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, personal representatives, trustees in bankruptcy, successors and assigns of the undersigned. This tender is irrevocable; provided that, the Convertible Notes tendered pursuant to the Offer to Convert may be withdrawn at any time on or prior to the Expiration Date. In addition, the undersigned may withdraw any previously tendered Convertible Notes if the Company has not accepted them for conversion within 40 business days from the commencement of the Offer to Convert.
     Subject to, and effective upon, the acceptance for conversion of all or any portion of the Convertible Notes tendered by this Letter of Transmittal in accordance with the terms and conditions of the Offer to Convert, the undersigned hereby (i) tenders, sells, assigns and transfers to the Company, all right, title and interest in and to the Convertible Notes tendered by this Letter of Transmittal, (ii) waives any and all rights with respect to the Convertible Notes tendered for conversion, and (iii) releases and discharges the Company with respect to the Convertible Notes from any and all claims such holder may have, now or in the future, arising out of or related to the Convertible Notes. The undersigned hereby irrevocably constitutes and appoints U.S. Bank National Association as Conversion Agent, as its agent and attorney-in-fact with full knowledge that the Conversion Agent is also acting as the agent of the Company in connection with the Offer to Convert, with respect to the tendered Convertible Notes, with full power of substitution, such power of attorney being deemed to be an irrevocable power coupled with an interest, subject only to the right of withdrawal described in the Offering Circular, to (i) deliver the tendered Convertible Notes to the Company together with all accompanying evidences of transfer and authenticity to the Company, upon receipt by the Conversion Agent, as my agent, of the Offer Consideration to be paid for the Convertible Notes tendered for conversion, (ii) present the tendered Convertible Notes for transfer, and to transfer the tendered Convertible Notes on the books of the Company and (iii) receive for the account of the Company all benefits and otherwise exercise all rights of ownership of the tendered Convertible Notes, all in accordance with the terms and conditions of the Offer to Convert.
     The undersigned will, upon request, execute and deliver any additional documents deemed by the Company to be necessary or desirable to complete the sale, assignment and transfer of the Convertible Notes tendered hereby. All authority conferred or agreed to be conferred in this Letter of Transmittal and every obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. This tender may be withdrawn only in accordance with the procedures set forth in “The Offer to Convert — Withdrawal Rights” section of the Offering Circular. The undersigned has read and agrees to all of the terms of the Offer to Convert.
     The undersigned acknowledges that the issuance of Common Stock upon conversion of the Convertible Notes is exempt from the registration requirements of the Securities Act of 1933 pursuant to Section 3(a)(9) thereof. The Company has no contract, arrangement or understanding relating to, and will not, directly or indirectly, pay any commission or other remuneration to any broker, dealer, salesperson, agent or any other person for soliciting tenders in the offer and consent solicitation. In addition, the Company’s financial advisor or any broker, dealer, salesperson, agent or any other person, is not engaged or authorized to express any statement, opinion, recommendation or judgment with respect to the relative merits and risks of the Offer to Convert.
     Unless otherwise indicated herein in the box entitled “Special Issuance and Payment Instructions” below, please issue the shares of Common Stock issuable upon conversion of the Convertible Notes tendered for conversion, pay the Offer Consideration and return any Convertible Notes not tendered or not accepted for conversion in the name(s) of the registered holder(s) appearing above under the above “Description of Convertible Notes Tendered” box. Similarly, unless otherwise indicated under “Special Delivery Instructions” herein, please mail or otherwise deliver Offer Consideration and the shares of Common Stock issuable upon conversion of the Convertible Notes tendered for conversion, and return any Convertible Notes not tendered or not accepted for conversion (and any accompanying documents, as appropriate) to the addressees of the registered holder(s) appearing under the above “Description of Convertible Notes Tendered” box. In the event that the boxes entitled “Special Issuance and Payment Instructions” and “Special Delivery Instructions” are both completed, please issue the shares of Common Stock issuable upon conversion of the Convertible Notes tendered for conversion, pay the Offer Consideration and issue Convertible Notes not so tendered or accepted, in the name of, and deliver the Convertible Notes, to the person or persons so indicated. The undersigned recognizes that the Company has no obligation, pursuant to the “Special Issuance and Payment Instructions,” to transfer any Convertible Notes from the name of the registered holder thereof if the Company does not accept for conversion any or all of the Convertible Notes so tendered.
     The undersigned understands that tenders of Convertible Notes pursuant to any one of the procedures described in “The Offer to Convert — Procedures for Tendering Convertible Notes” in the Offering Circular and in the Instructions herein will, upon the Company’s acceptance for conversion of such tendered Convertible Notes, constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Offer to Convert. The undersigned recognizes that, under certain circumstances set forth in the Offering Circular, the Company may not be required to accept for conversion any of the Convertible Notes tendered hereby.
     THE UNDERSIGNED, BY COMPLETING THE ABOVE “DESCRIPTION OF CONVERTIBLE NOTES TENDERED” BOX AND SIGNING THIS LETTER OF TRANSMITTAL, WILL BE DEEMED TO HAVE TENDERED THEIR DESIGNATED CONVERTIBLE NOTES FOR CONVERSION AS SET FORTH IN SUCH BOX ABOVE. HOLDERS OF CONVERTIBLE NOTES NOT REQUIRED TO COMPLETE THIS LETTER OF TRANSMITTAL ARE STILL REQUIRED TO VALIDLY COMPLETE AND SUBMIT A NOTICE OF CONVERSION.

PLEASE SIGN HERE
(TO BE COMPLETED BY ALL TENDERING HOLDERS)
(Complete accompanying Substitute Form W-9)

Signature(s) of Owner(s)

Dated:

This Letter of Transmittal must be signed by the registered holder(s) exactly as their name(s) appear(s) on the Convertible Notes, or by person(s) authorized to become registered holder(s) by a properly completed bond power from the registered holder(s), a copy of which must be transmitted with this Letter of Transmittal. If Convertible Notes to which this Letter of Transmittal relate are held of record by two or more joint holders, then all such holders must sign this. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, then please set forth full title. See Instructions 2 and 5.

Name(s):

(Please Type or Print)

Capacity (full title):

Address:

(Include Zip Code)

Area Code and Tel. No.:

Taxpayer Identification or Social Security Number:

Signature(s) Guaranteed by: (If Required—See Instructions 2 and 5)

Authorized Signature:

Name of Firm:

Address and Tel. No.:

Dated:

Medallion Guarantee:

SPECIAL ISSUANCE AND PAYMENT INSTRUCTIONS
(See Instructions 2, 5 and 6)
     To be completed ONLY if certificates for Common Stock or Convertible Notes not converted are to be issued in the name of and sent to someone other than the person whose signature(s) appear(s) on this Letter of Transmittal above, or if a noteholder wishes to elect to receive the cash portion of the Offering Consideration, including cash paid in lieu of fractional shares, in a specific form.
Issue certificates for Common Stock or Convertible Notes to:

Name:

(Please type or print)

Address:

(zip code)

Telephone Number:

Taxpayer Identification Number or Social Security Number:

(Complete Substitute Form W-9)
     Payment instructions for cash portion of the Offering Consideration, including cash paid in lieu of fractional shares. See Instruction 6.
PLEASE CHECK ONE OF THE FOLLOWING OPTIONS:
___      Send cash consideration by check to address listed on page 7.
___      Send cash consideration by wire transfer (complete Box (A))
___      Send cash consideration by check to address other than that listed on page 7 (complete Box (B)).

Box (A)	Box (B)
Please wire payment to:	Please send check to:

Broker Name:	Address:

Broker Address:

Routing DTC #:

Account Name:

Account #:

SPECIAL DELIVERY INSTRUCTIONS
(See Instructions 2, 5 and 6)
     To be completed ONLY if certificates for Common Stock or Convertible Notes not converted are to be sent to someone other than the person or persons whose signature(s) appear(s) on this Letter of Transmittal above or to such person or persons at an address other than shown in the box above entitled “Description of Convertible Notes Tendered.”
Deliver certificates for Common Stock or Convertible Notes to:

Name:

(Please type or print)

Address:

(zip code)

Telephone Number:

Taxpayer Identification Number or Social Security Number:

IMPORTANT: UNLESS GUARANTEED DELIVERY PROCEDURES ARE COMPLIED WITH, THIS LETTER OF TRANSMITTAL OR A FACSIMILE HEREOF (TOGETHER WITH THE CONVERTIBLE NOTES AND ANY OTHER DOCUMENTS REQUIRED) MUST BE RECEIVED BY THE CONVERSION AGENT PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

INSTRUCTIONS
1.	Delivery of Letter of Transmittal and Convertible Notes; Guaranteed Delivery Procedures.
     A holder of Convertible Notes may tender the same by either (i) properly completing and signing this Letter of Transmittal or a facsimile hereof (all references in the Offering Circular to the Letter of Transmittal shall be deemed to include a facsimile thereof) and delivering the same with any required signature guarantees, the Notice of Conversion and any other documents required by this Letter of Transmittal, to the Conversion Agent at its address set forth above on or prior to the Expiration Date, and either (a) delivering the certificate or certificates, if applicable, representing the Convertible Notes being tendered or (b) complying with the procedure for book-entry transfer through DWAC Withdrawal described below on or prior to the Expiration Date or (ii) complying with the guaranteed delivery procedures described below.
     Holders of Convertible Notes may tender their Convertible Notes by book-entry transfer through DWAC Withdrawal in accordance with DTC’s procedures for such transfer. HOLDERS OF CONVERTIBLE NOTES ARE REQUIRED TO VALIDLY COMPLETE AND SUBMIT THE NOTICE OF CONVERSION PRIOR TO THE EXPIRATION DATE.
     The term “book-entry confirmation” means a timely confirmation of book-entry transfer of Convertible Notes through DWAC Withdrawal. Convertible Notes may only be tendered in whole or in part in integral multiples of $1,000 principal amount.
     Holders who wish to tender their Convertible Notes and (i) whose certificates for the Convertible Notes are not immediately available or (ii) who cannot deliver their certificates for the Convertible Notes or complete the procedure for book-entry transfer through DWAC Withdrawal on a timely basis and deliver any other documents required by the Letter of Transmittal to the Conversion Agent prior to the Expiration Date, may tender their Convertible Notes according to the following procedures: (a) the tender must be made by or through an Eligible Institution and a notice of guaranteed delivery must be signed by the holder; (b) on or prior to the Expiration Date, the Conversion Agent must have received from the holder and the Eligible Institution a properly completed and duly executed Notice of Guaranteed Delivery (by facsimile transmission, mail or hand delivery) setting forth the name and address of the holder, the certificate number or numbers of the tendered Convertible Notes, and the principal amount of tendered Convertible Notes, stating that the tender is being made thereby and guaranteeing that, within three business days after the date of delivery of the Notice of Guaranteed Delivery, the tendered Convertible Notes, a duly executed Letter of Transmittal, and any other required documents will be deposited by the Eligible Institution with the Conversion Agent; and (c) the properly completed and executed Letter of Transmittal and all other required documents and the tendered Convertible Notes in proper form for transfer (or confirmation of a book-entry transfer of such Convertible Notes through DWAC Withdrawal) must be received by the Conversion Agent within three business days after the date of delivery of the Notice of Guaranteed Delivery. Any holder who wishes to tender Convertible Notes pursuant to these guaranteed delivery procedures must ensure that the Conversion Agent receives the Notice of Guaranteed Delivery relating to the Convertible Notes prior to 5:00 p.m., New York City time, on the Expiration Date.
     The term “Eligible Institution” means a member firm of a registered national securities exchange or of the National Association of Securities Dealers, Inc., a commercial bank or trust company having an office or correspondent in the United States or an eligible guarantor institution within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934.
     The method of delivery of Convertible Notes, this Letter of Transmittal, the Notice of Conversion and all other required documents is at the option and sole risk of the tendering holder, and delivery will be deemed made only when actually received by the Conversion Agent. Instead of delivery by mail, it is recommended that holders use an overnight or hand delivery service. In all cases, sufficient time should be allowed to assure timely delivery to the Conversion Agent and proper insurance should be obtained. No Letter of Transmittal, Notice of Conversion or Convertible Notes should be sent to the Company. Holders may request their respective brokers, dealers, commercial banks, trust companies or nominees to effect these transactions for such holders.

     The Company will not accept any alternative, conditional or contingent tenders. Each tendering holder, by execution of a Letter of Transmittal (or facsimile thereof), waives any right to receive any notice of the acceptance of such tender.
2.	Guarantee of Signatures.
     No signature guarantee on this Letter of Transmittal is required if the Convertible Notes are tendered: (i) by a registered holder who has signed the letter of transmittal and the shares of Common Stock and Offer Consideration to be received in the Offer To Convert is to be issued directly to such registered holder and such holder has not completed the box entitled “Special Issuance and Payment Instructions” or “Special Delivery Instructions” on the Letter of Transmittal or (ii) for the account of a member firm of a registered national securities exchange or of the National Association of Securities Dealers, Inc., a commercial bank or trust company having an office or correspondent in the United States, or an Eligible Institution. See Instruction 5.
3.	Inadequate Space.
     If the space provided in the box captioned “Description of Convertible Notes Tendered” is inadequate, the certificate number(s) and/or the principal amount of Convertible Notes and any other required information should be listed on a separate signed schedule and attached to this Letter of Transmittal.
4.	Partial Tenders and Withdrawal Rights.
     Tenders of Convertible Notes will be accepted only in integral multiples of $1,000 stated principal amount. If less than all the Convertible Notes evidenced by any certificate submitted are to be tendered, fill in the principal amount of Convertible Notes which are to be tendered in the “Principal Amount Tendered” column in the box entitled “Description of Convertible Notes Tendered.” In such case, new certificate(s) for the remainder of the Convertible Notes that were evidenced by the old certificate(s) will be sent to the tendering holder, unless the appropriate boxes on this Letter of Transmittal are completed, promptly after the Expiration Date. All Convertible Notes represented by certificates delivered to the Conversion Agent will be deemed to have been tendered unless otherwise indicated.
     Tenders of the Convertible Notes may be withdrawn by delivery of a written notice to the Conversion Agent, at its address set forth on the cover page of this Letter of Transmittal, at any time prior to the Expiration Date. In addition, you may withdraw any previously tendered Convertible Notes if the Company has not accepted them for conversion within 40 business days from the commencement of the Offer to Convert. Any notice of withdrawal must (i) specify the name of the person having deposited the Convertible Notes to be withdrawn, (ii) identify the Convertible Notes to be withdrawn (including the certificate number or numbers and principal amount of the Convertible Notes, as applicable) and (iii) be signed by the noteholder in the same manner as the original signature on the Letter of Transmittal by which the Convertible Notes were tendered and must be guaranteed by an Eligible Institution. Any questions as to the validity, form and eligibility (including time of receipt) of notices of withdrawal will be determined by the Company, in its sole and absolute discretion. The Convertible Notes so withdrawn will be deemed not to have been validly tendered for conversion for purposes of the Offer to Convert. Any Convertible Notes which have been tendered for conversion but which are withdrawn will be returned to the noteholder without cost to the noteholder as soon as practicable after withdrawal. Properly withdrawn Convertible Notes may be re-tendered by following one of the procedures described in the section of the Offering Circular titled “The Offer to Convert — Procedures for Tendering Convertible Notes” at any time on or prior to the Expiration Date.
     Neither the Company, any affiliates of the Company, the Conversion Agent or any other person shall be under any duty to give any notification of any defects or irregularities in any notice of withdrawal or incur any liability for failure to give any such notification.

5.	Signatures on Letter of Transmittal and Endorsements.
     If this Letter of Transmittal is signed by the registered holder(s) of the Convertible Notes tendered hereby, the signature(s) must correspond exactly with the name(s) as written on the face of the certificate(s) or on a security position listing, without alteration, enlargement or any change whatsoever.
     If any of the Convertible Notes tendered hereby are registered in the name of two or more joint owners, all such owners must sign this Letter of Transmittal. If any tendered Convertible Notes are registered in different name(s), it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registered holders.
     If a person other than the registered holder(s) of Convertible Notes signs this Letter of Transmittal, he/she/it must submit any opinions of counsel, certifications and other information as we may require in accordance with the restrictions on transfer, if any, applicable to the Convertible Notes.
     If you are a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation, or act in a similar fiduciary or representative capacity, and wish to sign this Letter of Transmittal, any share certificate or stock power in such capacity, you must indicate your status when signing. If you are acting in any of these capacities, you must submit evidence satisfactory to us of your authority to so act unless we waive this requirement
6.	Special Issuance and Payment or Delivery Instructions.
     If Convertible Notes not converted are to be issued in the name of a person other than the signer of this Letter of Transmittal, if payment is to be made by means of wire transfer instead of by check, if a check is to be sent to an address other than that listed on page 8 or if Convertible Notes are to be sent to someone other than the signer of this Letter of Transmittal or to an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed. In the case of issuance in a different name, the taxpayer identification number of the person named must also be indicated. Holders tendering Convertible Notes by book-entry transfer through DWAC Withdrawal may request that Convertible Notes not converted be credited to such account maintained at DTC as such holder may designate. If no such instructions are given, Convertible Notes not converted will be returned by mail or, if tendered by book-entry transfer through DWAC Withdrawal, by crediting the account indicated above maintained at DTC.
7.	Irregularities.
     We reserve the absolute right to reject any and all tenders of Convertible Notes improperly tendered and waive any defects or irregularities in the tender. Unless waived, any defects or irregularities in connection with tenders of Convertible Notes for conversion must be cured within a reasonable period of time, as determined by the Company. None of the Company, the Conversion Agent nor any other person has any duty to give notification of any defect or irregularity with respect to any tender of Convertible Notes for conversion, nor will they have any liability for failure to give such notification. Tenders of Convertible Notes will not be deemed made until such defects or irregularities have been cured or waived. Any Convertible Notes received by the Conversion Agent that are not properly tendered and as to which the defects or irregularities have not been cured or waived will be returned to the tendering holder, unless otherwise provided in this Letter of Transmittal, as soon as practicable following the Expiration Date.

8.	Questions, Requests for Assistance and Additional Copies.
     Any inquiries you have with respect to the Offer to Convert should be addressed to the Company or the Conversion Agent at their respective addresses and telephone numbers set forth on the back cover of the Offering Circular. Additional copies of the enclosed materials (as well as copies of the Substitute Form W-9 and envelopes addressed to the Conversion Agent) may be obtained from the Conversion Agent.
9.	TIN and Backup Withholding; Substitute Form W-9.
     Federal income tax law generally requires that a tendering holder (a “Holder”) whose tendered shares are accepted for purchase or exchange must provide the Conversion Agent (as payor) with such Holder’s correct tax identification number (“TIN”), which, in the case of a Holder who is an individual, is generally such Holder’s social security number, or otherwise establish an exemption. If the Conversion Agent is not provided with the correct TIN or an adequate basis for an exemption, such Holder may be subject to a $50 penalty imposed by the Internal Revenue Service (the “IRS”) and backup withholding in an amount equal to 28% of the amount of the gross proceeds received pursuant to the Offer to Convert. If withholding results in an overpayment of taxes, a refund may be obtained, provided that the required information is timely furnished to the IRS.
     To prevent backup withholding, each tendering Holder must provide such Holder’s correct TIN by completing the Substitute Form W-9 set forth herein, certifying that the TIN provided is correct (or that such Holder is awaiting a TIN) and that (a) the Holder is exempt from backup withholding, (b) the Holder has not been notified by the IRS that such Holder is subject to backup withholding as a result of a failure to report all interest or dividends or (c) the IRS has notified the Holder that such Holder is no longer subject to backup withholding. Such Holder must also certify that such Holder is a “U.S. person” as defined under the Internal Revenue Code and applicable Treasury regulations.
     If a Holder that is a U.S. person does not have a TIN, such Holder should consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for directions on applying for a TIN, write “Applied For” in the space for the TIN in Part I of the Substitute Form W-9 attached herein, and sign and date the Substitute Form W-9. If the Holder does not provide such Holder’s TIN to the Conversion Agent within 60 days, backup withholding will begin and continue until such Holder furnishes such Holder’s TIN to the Conversion Agent. Backup withholding will apply to certain payments made during the 60 day period until such Holder provides the payor with a properly certified TIN. Note: Writing “Applied For” on the form means that the Holder has already applied for a TIN or that such Holder intends to apply for one in the near future.
     If Convertible Notes are held in more than one name or are not in the name of the actual owner, consult the Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for information on which TIN to report.
     Exempt Holders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. To prevent possible erroneous backup withholding, an exempt Holder that is a U.S. person should check the box titled “Exempt from backup withholding” after the name and address lines of Substitute Form W-9. See the Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional directions. In order for a nonresident alien or foreign entity to qualify as exempt, such person must submit a completed applicable Form W-8BEN, W-8EI, W-8EXP or W-8IMY, “Certificate of Foreign Status,” as the case may be, signed under penalties of perjury attesting to such exempt status. Such form may be obtained from the Conversion Agent or the IRS at its website: www.irs.gov.
     Failure to complete the Substitute Form W-9 will not, by itself, cause Convertible Notes to be deemed invalidly tendered, but may require the Company (or the paying agent) to withhold (at the applicable rate) from any payments made on account of the Convertible Notes. Backup withholding is not an additional federal income tax. Rather, the federal income tax liability of a person subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained.

10.	Mutilated, Lost, Destroyed or Stolen Certificates.
     If any certificate(s) representing Convertible Notes has been mutilated, lost, destroyed or stolen, the holder should promptly notify the Conversion Agent. The holder will then be instructed as to the steps that must be taken in order to replace the certificate(s). This Letter of Transmittal and related documents cannot be processed until the procedures for replacing mutilated, lost, destroyed or stolen certificate(s) have been followed.
11.	Transfer Taxes.
     Except as otherwise provided in this Instruction 11, the Company will pay or cause to be paid all transfer taxes with respect to the transfer of any Convertible Notes or Common Stock received or delivered pursuant to the Offer to Convert.
12.	Waiver of Conditions.
     The Company’s obligations to complete the Offer to Convert is subject to the conditions described in the section of the Offering Circular titled “The Offer to Convert — Conditions of the Offer to Convert.” The conditions are solely for the benefit of the Company, and the Company may assert these conditions regardless of the circumstances giving rise to any condition. Except for the registration statement effectiveness condition, the Company may also, in its sole and absolute discretion, waive the conditions in whole or in part. The determination by the Company as to whether any condition has been satisfied will be conclusive and binding on all parties. Each right is an ongoing right that may be asserted at any time prior to the Expiration Date. However, all such conditions to the Offer to Convert, other than those related to the receipt of governmental regulatory approvals necessary to consummate the Offer to Convert, will be either satisfied or waived by us on or before the expiration of the offer period.
     IMPORTANT: THIS LETTER OF TRANSMITTAL (OR A FACSIMILE THEREOF), TOGETHER WITH TENDERED CONVERTIBLE NOTES OR A BOOK-ENTRY CONFIRMATION THROUGH DWAC WITHDRAWAL AND ALL OTHER REQUIRED DOCUMENTS, MUST BE RECEIVED BY THE CONVERSION AGENT PRIOR TO 5:00 P.M.,NEW YORK CITY TIME, ON THE EXPIRATION DATE.

IF FURTHER INSTRUCTIONS ARE NECESSARY, CONTACT THE
CONVERSION AGENT AT (800) 934-6802.
TO BE COMPLETED BY ALL TENDERING REGISTERED HOLDERS
(SEE INSTRUCTION 9)
PAYOR’S NAME:

SUBSTITUTE FORM W-9 Department of the Treasury, Internal Revenue Service Payor’s Request for Taxpayer Identification Number (“TIN”) and Certification	Part 1—Please provide your TIN in the box at right and certify by signing and dating below.	TIN (Social Security Number or Employer ID Number)

Part 2—For Payees exempt from backup withholding (See instructions below)

Part 3—Certifications—Under penalties of perjury, I certify that:
(1) the number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me) and
(2) I am not subject to backup withholding either because: (a) I am exempt from backup withholding; or (b) I have not been notified by the Internal Revenue Service (the “IRS”) that I am subject to backup withholding as a result of failure to report all interest or dividends; or (c) the IRS has notified me that I am no longer subject to backup withholding.

Signature: ________________________________ Date: ________________________

You must cross out item (2) above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return. However, if, after being notified by the IRS that you were subject to backup withholding, you received another notification from the IRS that you were no longer subject to backup withholding, do not cross out item (2) (also see instructions in the enclosed Guidelines).

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU

WROTE “APPLIED FOR” IN PART 1 OF SUBSTITUTE FORM W-9.

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER
I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 28% of all reportable payments made to me will be withheld, but that such amounts will be refunded to me if I then provide a Taxpayer Identification Number within 60 days.
Signature: ____________________        Date: ___________

NOTE:	FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 28% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE CONVERSION. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
NUMBER ON SUBSTITUTE FORM W-9
     GUIDELINES FOR DETERMINING THE PROPER IDENTIFICATION NUMBER FOR THE PAYEE (YOU) TO GIVE THE PAYOR. Social security numbers have nine digits separated by two hyphens: i.e., 000-00-0000. Employee identification numbers have nine digits separated by only one hyphen: i.e., 00-0000000. The table below will help determine the number to give the Payor. All “Section” references are to the Internal Revenue Code of 1986, as amended. “IRS” is the Internal Revenue Service.

FOR THIS TYPE OF ACCOUNT:			GIVE THE SOCIAL SECURITY NUMBER OF—
1.	Individual		The individual
2.	Two or more individuals (joint account)		The actual owner of the account or, if combined funds, the first individual on the account (1)
3.	Custodian account of a minor (Uniform Gift to Minors Act)		The minor (2)
4.	a.	The usual revocable savings trust account (grantor is also trustee)	The grantor-trustee (1)
	b.	So-called trust account that is not a legal or valid trust under state law	The actual owner (1)
5.	Sole proprietorship or single-owner LLC		The owner (3)

FOR THIS TYPE OF ACCOUNT:			GIVE THE EMPLOYER IDENTIFICATION NUMBER OF —

6.	Sole proprietorship or single-owner LLC		The owner (3)
7.	A valid trust, estate, or pension trust		The legal entity (4)
8.	Corporate or LLC electing corporate status on Form 8832		The corporation
9.	Association, club, religious, charitable, educational, or other tax-exempt organization account		The organization
10.	Partnership		The partnership
11.	A broker or registered nominee		The broker or nominee
12.	Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments		The public entity

1.	List first and circle the name of the person whose number you furnish. If only one person on a joint account has a social security number, that person’s number must be furnished.

2.	Circle the minor’s name and furnish the minor’s social security number.

3.	You must show your individual name, but you may also enter your business or “doing business as” name. You may use either your social security number or your employer identification number (if you have one).

4.	List first and circle the name of the legal trust, estate, or pension trust. (Do not furnish the taxpayer identification number of the personal representative or trustee unless the legal entity itself is not designated in the account title.)
NOTE: IF NO NAME IS CIRCLED WHEN THERE IS MORE THAN ONE NAME, THE NUMBER WILL BE CONSIDERED TO BE THAT OF THE FIRST NAME LISTED.

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
NUMBER ON SUBSTITUTE FORM W-9
OBTAINING A NUMBER
     If you don’t have a taxpayer identification number or you don’t know your number, obtain Form SS-5. Application for a Social Security Card, at the local Social Administration office, or Form SS-4, Application for Employer Identification Number, by calling 1-800-TAX-FORM, and apply for a number.
PAYEES EXEMPT FROM BACKUP WITHHOLDING
PAYEES SPECIFICALLY EXEMPTED FROM WITHHOLDING INCLUDE:
•	An organization exempt from tax under Section 501(a), an individual retirement account (IRA), or a custodial account under Section 403(b)(7), if the account satisfies the requirements of Section 401(f)(2).

•	The United States or a state thereof, the District of Columbia, a possession of the United States, or a political subdivision or wholly-owned agency or instrumentality of any one or more of the foregoing.

•	An international organization or any agency or instrumentality thereof.

•	A foreign government and any political subdivision, agency or instrumentality thereof.
OTHER PAYEES THAT MAY BE EXEMPT FROM BACKUP WITHHOLDING
PAYEES THAT MAY BE EXEMPT FROM BACKUP WITHHOLDING INCLUDE:
•	A corporation.

•	A financial institution.

•	A dealer in securities or commodities required to register in the United States, the District of Columbia, or a possession of the United States.

•	A real estate investment trust.

•	A common trust fund operated by a bank under Section 584(a).

•	An entity registered at all times during the tax year under the Investment Company Act of 1940.

•	A middleman known in the investment community as a nominee or who is listed in the most recent publication of the American Society of Corporate Secretaries, Inc., Nominee List.

•	A futures commission merchant registered with the Commodity Futures Trading Commission.

•	A foreign central bank of issue.
PAYMENTS OF DIVIDENDS AND PATRONAGE DIVIDENDS GENERALLY EXEMPT FROM
BACKUP WITHHOLDING INCLUDE:
•	Payments to nonresident aliens subject to withholding under Section 1441.

•	Payments to partnerships not engaged in a trade or business in the United States and that have at least one nonresident alien partner.

•	Payments of patronage dividends not paid in money.

•	Payments made by certain foreign organizations.

•	Section 404(k) payments made by an ESOP.
PAYMENTS OF INTEREST GENERALLY EXEMPT FROM BACKUP WITHHOLDING INCLUDE:
•	Payments of interest on obligations issued by individuals. NOTE: You may be subject to backup withholding if this interest is $600 or more and you have not provided your correct taxpayer identification number to the Payor.

•	Payments of tax-exempt interest (including exempt-interest dividends under Section 852).

•	Payments described in Section 6049(b)(5) to nonresident aliens.

•	Payments on tax-free covenant bonds under Section 1451.

•	Payments made by certain foreign organizations.

•	Mortgage interest paid to you.
     Certain payments, other than payments of interest, dividends, and patronage dividends, that are exempt from information reporting are also exempt from backup withholding. For details, see the regulations under sections 6041, 6041A, 6042, 6044, 6045, 6049, 6050A and 6050N.
     EXEMPT PAYEES DESCRIBED ABOVE MUST FILE FORM W-9 OR A SUBSTITUTE FORM W-9 TO AVOID POSSIBLE ERRONEOUS BACKUP WITHHOLDING. FILE THIS FORM WITH THE

PAYOR, FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, WRITE “EXEMPT” IN PART II OF THE FORM, AND RETURN IT TO THE PAYOR. IF THE PAYMENTS ARE OF INTEREST, DIVIDENDS, OR PATRONAGE DIVIDENDS, ALSO SIGN AND DATE THE FORM.
PRIVACY ACT NOTICE. Section 6109 requires you to provide your correct taxpayer identification number to payors, who must report the payments to the IRS. The IRS uses the number for identification purposes and may also provide this information to various government agencies for tax enforcement or litigation purposes. Payors must be given the numbers whether or not recipients are required to file tax returns. Payors must generally withhold as much as 30% of taxable interest, dividend, and certain other payments to a payee who does not furnish a taxpayer identification number to a Payor. Certain penalties may also apply.
PENALTIES
(1) FAILURE TO FURNISH TAXPAYER IDENTIFICATION NUMBER. If you fail to furnish your taxpayer identification number to a Payor, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.
(2) CIVIL PENALTY FOR FALSE INFORMATION WITH RESPECT TO WITHHOLDING. If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.
(3) CRIMINAL PENALTY FOR FALSIFYING INFORMATION. Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.
FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR THE INTERNAL REVENUE SERVICE.

FACSIMILE COPIES OF THE LETTER OF TRANSMITTAL, PROPERLY COMPLETED AND DULY EXECUTED, WILL BE ACCEPTED. THE LETTER OF TRANSMITTAL, CONVERTIBLE NOTES AND ANY OTHER REQUIRED DOCUMENTS SHOULD BE SENT OR DELIVERED BY EACH REGISTERED HOLDER OR HIS OR HER BROKER, DEALER, COMMERCIAL BANK, TRUST COMPANY OR OTHER NOMINEE TO THE CONVERSION AGENT AT ONE OF ITS ADDRESSES SET FORTH BELOW.
The Conversion Agent is:
U.S. Bank National Association

By Registered or Certified Mail:	By Regular Mail or Overnight Carrier:	In Person By Hand Only:
U.S. Bank National Association EP-MN-WS2N 60 Livingston Avenue St. Paul, MN 55107 Attn: Specialized Finance Dept.	U.S. Bank National Association EP-MN-WS2N 60 Livingston Avenue St. Paul, MN 55107 Attn: Specialized Finance Dept.	U.S. Bank National Association EP-MN-WS2N 60 Livingston Avenue St. Paul, MN 55107 Attn: Specialized Finance Dept.
For Information Call (800) 934-6802
     Questions and requests for assistance may be directed to the Conversion Agent at its address and telephone numbers listed above. Additional copies of this Letter of Transmittal and other documents may be obtained from the Conversion Agent, and will be furnished promptly at the Company’s expense. You may also contact your broker, dealer, commercial bank, trust company or other nominee for assistance.